UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2006
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817

(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (732) 548-0101
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On May 11, 2006, the Company issued a press release announcing its financial results for the three months ended March 31, 2006. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished in this section of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto, with respect to the Company’s results of operations only, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
ITEM 8.01. OTHER EVENTS
At 11:00 AM ET on Thursday, May 11, 2006, the Company held an investor conference call that was also broadcast live on the internet at www.investorcalendar.com. A copy of the transcript of the recorded live call is attached hereto as Exhibit 99.2.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.

99.1	Press Release, dated May 11, 2006.

99.2	Transcript of May 11, 2006 Earnings Call.
[signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

Date: May 15, 2006	By:	/s/ Harold F. McElraft

Harold F. McElraft, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release, dated May 11, 2006.

Exhibit 99.2	Transcript of May 11, 2006 Earnings Call